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                                                                   EXHIBIT 99.38


                       SECOND AMENDMENT TO LOAN AGREEMENT


     This Second Amendment dated as of February 14, 1992 (this "Amendment"), is entered into by and among the Borrowers, the undersigned financial institutions and XXXXXXXXXX, as Managing Agent. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement (as hereinafter defined).

     WHEREAS, the Borrowers, the Banks and the Managing Agent have entered into that certain Loan Agreement (the "Loan Agreement") dated as of January 21, 1992 as amended by that certain First Amendment to Loan Agreement dated as of January 21, 1992 among the Borrowers (as defined therein), the financial institutions signatory thereto, (collectively, the "Banks") and XXXXXXXXXX, as managing agent (the "Managing Agent") for the Banks; and

     WHEREAS, the parties hereto desire to amend the Loan Agreement as hereinafter set forth;

     NOW THEREFORE, in consideration of the premises and the agreements set forth herein, the parties hereto agree as follows:

     Section 1.     Amendment.  The parties hereto agree that paragraph (iv) of
Section 2.8(a) of the Loan Agreement is hereby amended by deleting such paragraph in its entirety and substituting therefor the following:

     "(iv) no Borrower may have more than three (3) Eurodollar Tranches for any single Project at any one time outstanding one of which shall have an Interest Period of approximately one month."

     Section 2. Representations and Warranties. The Borrowers represent and warrant to the Banks that the following statements are true, correct and complete:

     2.1 Corporate Power and Authority. Each of the Borrowers has all requisite corporate power and authority to enter into this Amendment and the Loan Agreement as amended hereby and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the "Amended Loan Agreement").

     2.2 Authorization of Agreements. The execution, delivery and performance of this Amendment, and the performance of the Amended Loan Agreement have been duly authorized by all necessary corporate action by each of the Borrowers.
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     2.3  Incorporation of Warranties From Loan Agreement. The representations and warranties contained in Section 4.1 of the Loan Agreement, as modified by the Amendment, are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

     Section 3. Reference to and Effect on the Loan Agreement and other Loan Documents.

     3.1 On and after the effective date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof", or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this amendment.

     3.2 Except as specifically amended by this Amendment, the Loan Agreement, the Notes and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     Section 4. Execution and Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. This amendment shall become effective as of the date hereof upon the execution of a counterpart hereof by each Borrower, Guarantor, Required Banks and receipt by Managing Agent of written or telephonic notice of such execution and authorization of delivery thereof.

     Section 5. Applicable law. This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.





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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written, by their respective officers thereunto duly authorized.


                              XXXXXXXXXX, a Michigan
                                general partnership

                              By:  BIG BEAVER DEVELOPMENT
                                   CORPORATION, a Michigan
                                   corporation, and its general partner
                              By:   /s/
                                   ---------------------------------
                              Its: President
                                   ---------------------------------
                              and

                              By:  XXXXXXXXXX, a Michigan
                                   limited partnership and its
                                   managing general partner

                                   By:  XXXXXXXXXX, a Michigan
                                        corporation and its sole
                                        general partner

                                   By:   /s/
                                        ----------------------------
                                   Its:
                                        ----------------------------

                              KMART CORPORATION
                                   /s/
                              By: ----------------------------------

                              Its: Senior Vice President
                                   ---------------------------------






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                 [BANK SIGNATURE PAGES INTENTIONALLY OMITTED]
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                    ACKNOWLEDGMENT AND CONSENT OF GUARANTOR

Kmart Corporation, in its capacity as Guarantor ("Guarantor") under that certain Guaranty Agreement dated as of January 21, 1992 (the "Guaranty"), made by Guarantor in favor of the Lenders (as such term is defined therein) hereby consents to the Amendment dated as of February 14, 1992 and agrees that the Guaranty and each other Loan Document to which it is a party shall continue in full force and effect and shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment. Guarantor hereby acknowledges receipt of all notifications of such amendment in accordance with the terms of the Loan Agreement.

                                   Kmart Corporation


                                   By:  /s/
                                      ------------------------------------
                                   Its: Senior Vice President
                                      ------------------------------------





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